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Exhibit 23.1

Consent of Independent Auditors

    We consent to the use of our report dated February 7, 2001 with respect to the financial statements of Shearwater Polymers, Inc. for the year ended June 30, 2000 included in the Inhale Therapeutic Systems, Inc. Form 8-K Amendment No. 2, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Birmingham, Alabama
October 1, 2001

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  Exhibit 23.1
Consent of Independent Auditors